UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) - March 25, 2005

Commission File Number: 000-32231

WINSONIC DIGITAL MEDIA GROUP, LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-32231	52-2236253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

235 Peach Street, Suite 400, Atlanta GA 30303
(Address of principal executive offices) (Zip Code)

(770) 858-0039
Registrant’s telephone number, including area code

10120 S. Eastern Avenue, Suite 200, Las Vegas, NV 89052
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WINSONIC DIGITAL MEDIA GROUP, LTD.

Item 4.01 Changes in Registrant's Certifying Accountant

On March 25, 2005 Chavez and Koch, CPA’s ("Chavez and Koch"), the independent public accountant previously engaged as the principal accountant to audit the financial statements of Winsonic Digital Media Group, Ltd. (the "Registrant"), resigned. Chavez and Koch have decided to no longer represent public companies and will not be renewing its certification with the Public Company Accounting Oversight Board. Registrant has appointed De Joya & Company as its new independent public accountant, effective with respect to the Registrant's fiscal year ended December 31, 2004. Registrant’s change in independent public accountant was approved by the full Board of Directors of the Registrant on March 28, 2005.

The audit reports of Chavez and Koch on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles, other than to contain an explanatory paragraph as to the Registrant's ability to continue as a going concern.

During the Registrant's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements between the Registrant and Chavez and Koch, whether or not resolved on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to Chavez and Koch’s satisfaction would have caused Chavez and Koch to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the Registrant's two most recent fiscal years and through the date of this Form 8-K, the Registrant did not consult with De Joya & Company with respect to any matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The Registrant provided Chavez and Koch with a copy of the foregoing disclosures. The Registrant requested that Chavez and Koch furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements that the Registrant has made in this Item 4.01. A copy of Chavez and Koch’s letter response to the Registrant's request is filed as exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(b) Exhibits

16.1 Letter from Chavez and Koch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2005	WINSONIC DIGITAL MEDIA GROUP, LTD.

	By:	/s/ Winston D. Johnson
Winston D. Johnson
Chief Executive Officer